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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 17, 2006

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                                  SENDTEC, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                        000-51702               43-2053462
(State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer
        incorporation)                Identification No.)

  877 EXECUTIVE CENTER DRIVE
    ST. PETERSBURG, FLORIDA
     (Address of principal
      executive offices)                                               33702
                                                                     (Zip Code)

       Registrant's telephone number, including area code: (727) 576-6630

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS.

         On November, 17, 2006, SendTec, Inc. (the "Company") filed a press release announcing that it received stockholder approval to amend the Company's certificate of incorporation increasing the number of authorized shares of the
Company's common stock and announcing the Company's financial results for the third quarter of 2006.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

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EXHIBIT NO.    DESCRIPTION
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    99.1       Press Release.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SENDTEC, INC.

                                           By:    /s/ Paul Soltoff
                                                  -----------------------------
                                           Name:  Paul Soltoff
                                           Title: Chairman and Chief Executive
                                                  Officer

Date: November 17, 2006